SCOUT
WORLDWIDE
FUND


A no-load mutual fund
that seeks a favorable
total return by investing
in established companies
either in the U.S. or
whose principal business
is carried on outside
the country.


Quarterly Report
March 31, 1997


TO THE SHAREHOLDERS

For the quarter ended March 31, 1997, the net asset value of Scout WorldWide Fund rose from $13.94 to $14.31, giving a total return (price change and reinvested distributions) of 2.65%. Over the same period the unmanaged Standard & Poor's 500 index earned 2.68% and the international markets as measured by the unmanaged Morgan Stanley Capital International (MSCI) EAFE (Europe, Asia and Far East) index lost -1.52%.

Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

The direction of interest rates is very important to investors all over the world. One of the most important reasons is that interest rates can have a stimulating or a slowing effect on a country's economy. While our interest rates are rising in an effort to slow economic growth, interest rates in Japan are falling, a continuation of the dramatic lowering of rates by the Bank of Japan nearly two years ago. In response to the deep and prolonged recession in Japan and crisis in their banking system, the Bank of Japan reduced rates with the hope of stimulating the Japanese economy and helping Japanese banks regain strength. Interest rates also effect stock levels relative to bonds.

The relativity of interest rates is one of the most important factors in determining exchange rates between currency. One of the desired effects of a lower currency value is to stimulate the economy by making the country's exports more competitive, and this is just what has happened in Germany and Japan. So far the strength in these economies has been focused on export industries, and we have emphasized these companies in both countries. For example, most of our Japanese holdings are in Sony, Canon, Fuji, and Toyota, all of which are benefitting from increased price competitiveness due to the weak yen.

Another important development in international investing has been the progress towards a unified European currency, sometimes referred to as the "Euro." Under a program laid out under the Treaty of Maastrecht, the major European countries are trying to get their fiscal and monetary affairs in order so they can merge their currencies into one currency - the "Euro". A major part of this process has been to reduce government deficits and inflation with restrictive fiscal policies, resulting in sluggish economies throughout continental Europe. At the same time, many state-owned companies are being privatized and many public companies are restructuring for greater efficiency, changes which have caused considerable upheaval in the European workplace.

The intended slowdown in our domestic economy resulting from higher interest rates may happen just as the economies in Europe and Japan begin to show signs of strength. While this might also coincide with stronger interest rates abroad and foreign currencies, we could see a period of outperformance of foreign stocks relative to our domestic stocks. Changing interest rate environments, increased competition in the area of exports, and progress towards a unified European currency should present many profitable investment scenarios in the next few years. Scout WorldWide Fund is well-positioned to capitalize on these opportunities as they arise.

We appreciate your interest and participation in Scout WorldWide Fund.


Sincerely,



/s/James L. Moffett
James L. Moffett
UMB Investment Advisors

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution, nor are they insured by the Federal Deposit Insurance Corporation or any other applicable deposit insurance. These shares involve investment risks, including the possible loss of the principal amount invested.


FINANCIAL STATEMENTS

Statement of Net Assets
March 31, 1997

                                                                 Market
        Shares  Company                                          Value

COMMON STOCKS (ADR's) - 77.36%
AUSTRIA - 1.26%
         4,700  OMV A.G.*                                       558,968

AUSTRALIA - 3.21%
        26,580  Broken Hill Proprietary Co. Ltd.                704,370
        19,380  Coles Myer Ltd.                                 721,905
                                                              1,426,275
BELGIUM - 0.34%
           250  Solvay NPV*                                     150,788

CANADA - 5.42%
        10,000  BCE Inc.*                                       460,000
	28,500	Canadian Pacific Ltd.*  			684,000
        15,000  Imperial Oil Ltd                                699,375
         7,200  Magna International Cl. A*                      357,300
        20,000  Total Petroleum
                 North America LTD *                            210,000
                                                              2,410,675
DENMARK - 2.96%
        17,800  Novo-Nordisk A.S.                               898,900
        16,000  Tele Danmark A.S.                               418,000
                                                              1,316,900
FINLAND - 1.78%
        13,600  Nokia, CP ADS, Pfd.                             792,200

FRANCE - 8.38%
        29,458  Alcatel Alsthom                                 699,627
         1,090  Carrefour Supermarche, SA*                      676,057
         6,638  Elf Aquitaine                                   326,922
        23,400  Rhone-Poulenc SA                                778,050
         6,100  Schlumberger Ltd.                               654,225
        14,035  Total SA                                        594,733
                                                              3,729,614
GERMANY - 10.00%
        11,000  Bayer A.G.                                      457,566
        10,000  Daimler Benz A. G.                              772,500
        24,700  Dresdner Bank A.G.                              877,917
         8,500  Henkel KGAA, Pfd.*                              467,696
         8,000  Hoechst A.G.                                    318,000
         4,140  SAP A.G.*                                       704,726
        15,800  Siemens A.G.                                    851,370
                                                              4,449,775
HONG KONG - 0.89%
	90,000	China Light & Power Ltd.  			396,045

IRELAND - 1.77%
        23,000  Elan Corp. PLC                                  784,875

ITALY - 4.89%
        24,000  Benetton Group S.p.A.                           609,000
	17,200	Luxottica Group S.p.A.  			913,750
	15,000	STET Societa Finanziaria  			650,625
                                                              2,173,375
JAPAN - 7.18%
         5,700  Canon Inc.                                      607,050
        16,000  Fuji Photo Film Ltd.                            524,000
         1,900  Hitachi, Ltd.                                   166,962
         3,100  Ito Yokado, Ltd.                                552,575
        11,000  Sony Corp.                                      760,375
        11,500  Toyota Motor Corp.                              580,750
                                                              3,191,712
NETHERLANDS - 3.29%
         2,700  Akzo N.V.                                       189,675
         5,618  Koninklijke Ahold N.V.                          385,535
        18,000  Polygram N.V                                    886,500
                                                              1,461,710
NEW ZEALAND - 0.79%
	10,000	Telecom Corp.
                 of New Zealand  Ltd.                           355,000
NORWAY - 0.39%
         3,555  Norsk Hydro A.S.                                173,751

SPAIN - 3.05%
        21,000  Repsol S.A.                                     855,750
         7,000  Telefonica De Espana S. A.                      502,250
                                                              1,358,000
SWEDEN - 3.82%
         8,600  Aktiebolaget Electrolux                         537,500
        26,000  Ericsson (L.M.) Telephone Co. Cl. B             879,125
	12,500	Svenska Cellulosa Aktiebol*  			281,236
                                                              1,697,861
SWITZERLAND - 3.21%
         4,280  ABB A.G.                                        513,973
         8,650  Nestle S.A.                                     505,867
         6,613  Novartis A. G.                                  409,921
                                                              1,429,761
UNITED KINGDOM - 13.91%
        10,000  Bass Public Ltd. Co.                            262,500
	22,482	Cadbury Schweppes Ltd. PLC   			806,542
	14,200	Carlton Communications  PLC  			609,269
	18,097	Grand Metropolitan Ltd. PLC  			576,842
        15,200  Reuters Holdings PLC                            884,450
	60,610	Royal Bank of Scotland PLC*  			534,428
         9,000  SmithKline Beecham PLC                          630,000
         5,000  Unilever PLC                                    523,750
        13,000  Vodafone Group                                  573,625
       105,000  Waste Management International                  787,500
                                                              6,188,906
UNITED STATES - 0.82%
         8,000  Sprint Corp.*                                   364,000

TOTAL COMMON
STOCKS (ADR's) - 77.36%                                      34,410,191


        Face                                                    Market
        Amount  Description                                     Value

SHORT-TERM CORPORATE NOTES  - 15.70%
$      500,000  Archer-Daniels-Midland Co.,
                        5.28%, due April 3, 1997                499,780
       500,000  Armstrong World Industries,
                        5.24%, due April 4, 1997                499,709
       500,000  BellSouth Telecommunications,
                        5.21%, due April 2, 1997                499,855
       500,000  Emerson Electric Co.,
                        5.45%, due April 23, 1997               498,259
       500,000  Engelhard Corp.,
                        5.47%, due April 21, 1997               498,405
       500,000  General Mills Inc.,
                        5.32%, due April 18, 1997               498,670
       500,000  General Re Corp.,
                        5.53%, due April 25, 1997               498,080
       500,000  Gillette Co.,
                        5.27%, due April 10, 1997               499,268
       500,000  Hershey Foods Corp.,
                        5.30%, due May 2, 1997                  497,644
       500,000  Marsh & McLennan Cos. Inc.,
                        5.65%, due April 15, 1997               498,823
       500,000  Nalco Chemical Co.,
                        5.35%, due April 17, 1997               498,737
       500,000  Penney (J.C.) Funding Corp.,
                        5.31%, due April 18, 1997               498,672
       500,000  Pepsico Inc.,
                        5.27%, due April 9, 1997                499,341
       500,000  Wisconsin Electric Power Co.,
                        5.50%, due April 11, 1997               499,160
TOTAL SHORT-TERM
CORPORATE NOTES - 15.70%                                      6,984,403

GOVERNMENT SPONSORED
ENTERPRISES - 2.24%
$      500,000  Federal Home Loan Banks,
                        5.25%, due April 17, 1997               498,760
       500,000  Federal National Mortgage
			Association,
                        5.21%, due May 2, 1997                  497,685
TOTAL GOVERNMENT
SPONSORED ENTERPRISES - 2.24%                                   996,445
REPURCHASE AGREEMENT - 6.41%
     2,850,000  Northern Trust Co.,
			6.20%, due April 1, 1997
			(Collateralized by U.S.
			Treasury Notes, 6.50%,
                        due May 15, 1997)                     2,850,000

TOTAL INVESTMENTS - 101.71%                               $  45,241,039

Other assets less liabilities - (1.71%)                       (760,176)

TOTAL NET ASSETS - 100.00%
	(equivalent to $14.31 per share;
        10,000,000 shares of $1.00 par
        value capital shares authorized;
        3,108,179 shares outstanding)                     $  44,480,863


ADR - American Depository Receipt
*Non ADR


BASIS OF DETERMINING MARKET VALUE. Each investment is valued at the latest sales price on March 31, 1997, as reported by the principal exchange on which the issue is listed. If no sale is reported, or if unlisted, the average of the latest bid and asked price is used.


This report has been prepared for the information of the Shareholders of Scout WorldWide Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


BOARD OF DIRECTORS
AND OFFICERS

Board of Directors
 Larry D. Armel
 William E. Hoffman, D.D.S.
 Eric T. Jager
 Stephen F. Rose
 Stuart Wien

Officers
 Larry D. Armel, President
 P. Bradley Adams, Vice President & Treasurer
 Elizabeth L. Allwood, Vice President
 Michael A. Brummel, Vice President
 Martin A. Cramer, Vice President & Secretary
 John G. Dyer, Vice President
 Constance E. Martin, Vice President

Investment Counsel
 UMB Bank, n.a., Kansas City, Missouri

Auditors
 Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
 Stradley, Ronon, Stevens & Young,
 Philadelphia, Pennsylvania

 John G. Dyer, Kansas City, Missouri

Custodian
 UMB Bank, n.a., Kansas City, Missouri

JONES & BABSON
MUTUAL FUNDS

P.O. Box 410498
Kansas City, MO 64141-0498

TOLL-FREE 1-800-996-2862